December 17, 1996


BY FACSIMILE


100 Providence Square Limited Partnership
c/o The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A-200
Bannockburn, IL 60015
ATTN:  Ilona Adams

The Balcor Company
Bannockburn Lake Office Plaza
2355 Waukegan Road, Suite A-200
Bannockburn, IL 60015
ATTN:  James Mendelson

Katten Muchin & Zavis
525 W. Monroe Street, Suite 1600
Chicago, IL 60661
ATTN:  Daniel J. Perlman, Esq.


RE:  Providence Square Apartments
     Charlotte, North Carolina

Ladies and Gentlemen:

     Reference is made to that certain Agreement of Sale dated as of October 17, 1996 by and between Group One Investments, Inc., an Illinois corporation ("Purchaser"), and 100 Providence Square Limited Partnership, an Illinois limited partnership ("Seller"), as amended by (i) that certain Amendment No. 1 to the Agreement of Sale dated as of October 17, 1996, (ii) that certain letter agreement dated October 30, 1996, and (iii) that certain Amendment No. 2 to Agreement of Sale dated as of November 22, 1996 by and between Purchaser and Seller (collectively the "Agreement"), pertaining to the purchase and sale of the captioned property.

     As you know, Berkshire Mortgage Finance Limited Partnership has issued a conditional assumption approval letter dated December 5, 1996 (the "Conditional Approval Letter"). As of this date, the Conditional Approval Letter does not constitute an assumption by Purchaser of Seller's obligations under the Loan Documents on terms reasonably acceptable to Purchaser as contemplated in paragraph 25 of the Agreement. Certain terms and provisions in the Conditional Approval Letter must still be modified or deleted to Purchaser's reasonable satisfaction in order for such letter to be acceptable. We have been and are continuing to work with Berkshire to achieve a resolution of the unacceptable terms and provisions.

     Be advised that, pursuant to paragraph 25 of the Agreement, Purchaser will not by the "Closing Date" satisfy the "Lender's Conditions Precedent" (both as
defined in paragraph 25 of the Agreement).    Accordingly, by this letter
Purchaser exercises its right to extend the Closing Date to January 18, 1997 in order to satisfy the Lender's Conditions Precedent.
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Very truly yours,


GROUP ONE INVESTMENTS, INC.

an Illinois corporation


By:   /s/ Robert H. Weitzman
     ------------------------------------
          Robert H. Weitzman
          President


RHW:bir
cc: Barry A. Comin, Esq. (by facsimile)
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